ADDENDUM NO. 3

to the

QUOTA SHARE REINSURANCE AGREEMENT
Dated as of March 27, 2003

(hereinafter referred to as the “Original Agreement”)

between

PLATINUM RE (UK) LIMITED
(hereinafter referred to as the “Company”)

and

PLATINUM UNDERWRITERS BERMUDA, LTD
(hereinafter referred to as the “Reinsurer”)

WHEREAS, the Reinsurer and the Company are parties to the Original Agreement.

NOW THEREFORE, effective from the Commencement of the Original Agreement, the parties hereto hereby agree to amend the said agreement as follows:

EXCLUSIONS

The following Exclusion Clauses are attached to and form part of this Agreement:

1.	Losses emanating from the Excess of Loss Retrocession Agreement by and between Platinum Re (UK) Limited and Platinum Underwriters Bermuda, Ltd. dated as of April 1 2005.

All other terms and conditions of the Original Agreement remain unchanged.

In Witness Whereof, the parties hereto have caused this Addendum No.1 to be executed by their duly authorized representatives.

Platinum Underwriters Bermuda, Ltd.

By: /s/ Francois Bertrand _

Name: Francois Bertrand Title: Senior Vice President

Platinum Re (UK) Limited

By: /s/ Les Waters _

Name: Les Waters

Title: Underwriting Manager